Exhibit 99.1

           AMENDMENT AND EXTENSION, dated as of March 31, 2005 (the "First Amendment"), to the Amended and Restated Investment Advisory Agreement (the "Agreement"), dated as of March 11, 2004, between Anthracite Capital, Inc., a Maryland corporation (the "Company"), and BlackRock Financial Management, Inc., a Delaware corporation (the "Manager").

                                    RECITALS

         WHEREAS, Section 12 of the Agreement provides, among other things, that the Company and the Manager may amend the Agreement by an instrument in writing signed by all parties thereto. All terms used in this First Amendment which are defined in the Agreement have the meanings assigned to such terms in the Agreement.

         WHEREAS, Section 7 of the Agreement provides, among other things, that successive extensions to the Agreement, each for a period not to exceed one year, may be made by agreement between the Company and the Manager.

         WHEREAS, the Company and the Manager, intending to be legally bound, hereby enter into this First Amendment pursuant to Section 12 of the Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         WHEREAS, all things necessary to make this First Amendment a valid agreement between the Company and the Manager in accordance with its terms have been done.

         WHEREAS, in the event that any term or provision contained herein shall conflict or be inconsistent with any provision contained in the Agreement, the terms and provisions of this First Amendment shall govern.

         NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

                                   ARTICLE I
                                   ---------

                                   AMENDMENT

         Section 1.1 Amendment of Section 5 of the Agreement. Paragraph (1) of subsection (a) of Section 5 of the Agreement is hereby amended by deleting the words "December 31, 2005" in both instances and substituting therefor the words "December 31, 2004."

                                   ARTICLE II
                                   ----------

                                   EXTENSION

         Section 2.1 Extension pursuant to Section 7. The parties hereto agree that the term of the Agreement shall be extended pursuant to Section 7 of the Agreement for one year, from March 31, 2005 to March 31, 2006.

                                  ARTICLE III
                                  -----------

                                 MISCELLANEOUS

         Section 3.1 Governing Law. This First Amendment shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof.

         Section 3.2 Severability. The invalidity or unenforceability of any provision of this First Amendment shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

         Section 3.3 Counterparts. This First Amendment may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

         Section 3.4 Ratification of the Agreement. As amended by this First Amendment, the Agreement is in all respects ratified and confirmed and the Agreement as so amended by this First Amendment shall be read, taken and construed as one and the same instrument.

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                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the date and the year first above written.


                                    ANTHRACITE CAPITAL, INC.


                                    By: /s/ Chris A. Milner
                                        ------------------------------------
                                    Name:  Chris A. Milner
                                    Title: Chief Executive Officer




                                    BLACKROCK FINANCIAL MANAGEMENT, INC.


                                    By: /s/ Laurence D. Fink
                                    ----------------------------------------
                                    Name:  Laurence D. Fink
                                    Title: Chairman and Chief Executive Officer